UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 13, 2002


                UGOMEDIA INTERACTIVE CORPORATION
           ------------------------------------------
       (Exact name of Registrant as specified in charter)


     Nevada               000-31160              88-0470239
   ---------         -------------------        -------------
   (State of       (Commission File Number)     (IRS Employer
 Incorporation)                                Identification
                                                    No.)


 10011-123 St. NW, Suite 2303                N7V 1X4
   Edmonton, Alberta, Canada
-------------------------------            ----------
(Address of Principal Executive            (Zip Code)
           Offices)


Registrant's telephone number, including area code: (519) 541-1564

                              N/A
                         -------------
 (Former Name or Former Address, if Changed Since Last Report)

                        Former Address:

  3400 West Desert Inn Road, Suite 13, Las Vegas, NV 89102






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Item 1. Changes in Control of Registrant.
     (a) If, to the knowledge of management, a change in control of the registrant has occurred, state the name of the person(s) who acquired such control: Mr. Aldo Rotondi and Nevada Fund, Stephen
     Brock, President.

     the amount and the source of the consideration used by such person(s): $65,000. $15,000 from personal funds and remainder used solely to purchase Nevada Fund shares from note to company from Nevada Fund only.

     the basis of the control: Purchase of 5,000,000 shares, constituting more than 50% of the issued and outstanding common stock the date and a description of the transaction(s) which resulted in the change in control:
     October 3, 2002.


     Three Agreements:
     -----------------

Agreement between Ugomedia Interactive Corporation, a Nevada corporation ("Ugo") and Nevada Fund ("Fund") and Aldo Rotondi or assigns ("Aldo").

1. Ugo will sell 5,000,000 shares of common stock of Ugo to Fund and Rotondi or assigns at a price of $.013 per share for the following consideration:

     $65,000.00, payable $15,000 upon execution, with a non interest bearing note from Fund secured by the stock sold for $5,000 due in 30 days after closing, and the balance due in 12 months or when Ugo is sold or merged which ever comes first.

The shares shall be divided between Fund and Aldo 2,500,000 shares each.

2. Prior to closing, Aldo shall be elected to the Board of Directors of Ugo to fill the vacancy created by Deborah
Stapleton's resignation. Thereafter, Mike Stapleton shall resign as officer and director of Ugo, leaving Aldo as the sole director and officer of Ugo.


Agreement between Ugomedia Interactive Corporation, a Nevada corporation ("Ugo") and Deborah Stapleton ("Stapleton").

1. Ugo will purchase 500,000 issued and outstanding shares of Ugo, constituting all shares of Ugo owned by Stapleton, from Stapleton for an aggregate of $1.00.

Stapleton owns this stock free and clear of all liens, claims or encumbrances and has the full right and power to sell this stock back to Ugo as contemplated in this Agreement.

2. Prior to closing, Stapleton shall resign as an officer and director of Ugo.

Agreement between Ugomedia Interactive Corporation, a Nevada corporation ("Ugo") and Michael W. Stapleton ("Stapleton"), as amended October 7, 2002.




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1.  Ugo will purchase 1,356,666 issued and outstanding shares of
Ugo from Stapleton, constituting all shares of Ugo owned by Stapleton, for the following consideration:

     $65,000.00, payable $15,000 upon execution, with a non interest bearing note secured by the stock sold for $5,000 due in 30 days after closing, and the balance due in 12 months or when Ugo is sold or merged which ever comes first.


Stapleton owns this stock free and clear of all liens, claims or encumbrances and has the full right and power to sell this stock back to Ugo as contemplated in this Agreement.

2. Stapleton agrees to a termination of his Employment Agreement with Ugo and a release of all liabilities associated therewith or otherwise in connection with his employment by Ugo, subject to all provisions of federal and state law concerning notice and opportunity to rescind, incorporated by reference herein.

3. Stapleton shall retain those Assets of Ugo set forth on Schedule A.

4. Stapleton shall assume responsibility for the liabilities of Ugo set forth on Schedule B.

5. Prior to closing, Stapleton shall elect Aldo Rotondi to the Board of Directors of Ugo to fill the vacancy created by Deborah Stapleton's resignation. Thereafter, Stapleton shall resign as officer and director of Ugo, leaving Rotondi as the sole director and officer of Ugo.

6. Stapleton warrants that all receivables due Ugo are set forth on Schedule C.

7. Stapleton warrants that all liabilities of Ugo he is not assuming are set forth on Schedule D.

8. Stapleton will become responsible for placing a tenant in the space leased by Ugo in Indianapolis, Indiana.


     the percentage of voting securities of the registrant
     now beneficially owned directly or indirectly by the
     person(s) who acquired control:  63.17

     and the identity of the person(s) from whom control was assumed.
     Ugomedia Interactive Corporation, Mike Stapleton,
     Deborah Stapleton

      If the source of all or any part of the consideration used is a loan made in the ordinary course of business by a bank as defined by Section 3(a)(6) of the Act, the identity of such bank shall be omitted provided a request for confidentiality has been made pursuant to
     Section 13(d)(1)(B) of the Act by the person(s) who acquired control. In lieu thereof, the material shall indicate that disclosure of the identity of the bank has been so omitted and filed separately with the
     Commission:  N/A

     Describe any arrangements, known to the registrant, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant: N/A




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Item 2. Acquisition or Disposition of Assets.

It is Ugomedia's position the that certain Letter of Intent that memorializes a proposal with respect to the exchange with UgoMedia Interactive Corporation, a Nevada corporation, ("UgoMedia") of the outstanding stock of Sovereign Capital Group a company incorporated under the Business Corporations Act (Ontario), ("Sovereign") dated August 9, 2002 is deemed null and void, as follows:

Paragraph 9 provides:

If the terms and conditions of this Letter of Intent are not fulfilled and the Merger Agreement is not finalized and executed prior to September 30, 2002 or any extensions thereof, this Letter of Intent shall automatically expire and be void and of no further effect.

No extensions were granted. This is despite Ugomedia's offer to extend upon reasonable and customary commercial terms the termination date set forth above, Sovereign failed to respond in any manner.

Due to Sovereign's repeated and material failures to fulfill the conditions of the Letter of Intent, including but not limited to failure to deposit the required funds in escrow by said date, and the failure to finalize the terms of the Merger Agreement by said date, notwithstanding that a draft of same had been furnished to Sovereign on or about September 10, 2002 and that such agreement could have easily been finalized by said date but for Sovereign's failure to take action to do so, under its terms, the Letter of Intent has expired and is null and void.

ITEM 7.  EXHIBITS

     Exhibit 10

Agreement with Mike Stapleton
Amendment to Agreement with Mike Stapleton
Agreement with Deborah Stapleton
Agreement with Nevada Fund and Aldo Rotondi




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                           SIGNATURES

     Pursuant  to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                UGOMEDIA INTERACTIVE CORPORATION
                --------------------------------
                          (Registrant)

By: /s/ Aldo Rotondi
   --------------------
Aldo Rotondi, President

  In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

     Signature               Title                  Date
   ------------            ---------             ----------

  /s/ Aldo Rotondi         President           October 8, 2002
  ----------------
    Aldo Rotondi

















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